Exhibit 10

$275,000,000

Acadia Healthcare Company, Inc.

5.625% Senior Notes due 2023

PURCHASE AGREEMENT

September 14, 2015

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

JEFFERIES LLC

As Representatives of the Initial Purchasers

C/O MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

One Bryant Park

New York, New York 10036

C/O JEFFERIES LLC

520 Madison Avenue

New York, New York 10022

Ladies and Gentlemen:

Acadia Healthcare Company, Inc., a Delaware corporation (the “Company”), and each of the Guarantors (as hereinafter defined) hereby agree with you as follows:

1. Issuance of Notes. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several initial purchasers named in Schedule I hereto (the “Initial Purchasers”), $275,000,000 aggregate principal amount of the Company’s 5.625% Senior Notes due 2023 (each a “Note” and, collectively, the “Notes”) in connection with the offering and sale of the Notes as described herein (the “Offering”). The Notes will be issued pursuant to the indenture dated February 11, 2015 (as amended, supplemented or otherwise modified to the date hereof, the “Indenture”), by and among the Company, the Guarantors (as hereinafter defined) party thereto and U.S. Bank National Association, as trustee (the “Trustee”). Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Jefferies LLC (“Jefferies”) have agreed to act as the representatives of the several Initial Purchasers (the “Representatives”) in connection with the Offering.

If no other Initial Purchasers are listed on Schedule A, all references to Representatives and Purchasers shall refer only to you.

The Notes will constitute “Additional Notes” under the Indenture. The Company has previously issued $375,000,000 in aggregate principal amount of its 5.625% Senior Notes due 2023 under the Indenture (the “Existing Securities”). The Notes will have the same terms as the Existing Securities (other than the date of original issuance, the first interest payment date and the issue price) and will be part of the same class as the original notes under the Indenture.

The Notes will be offered and sold to the Initial Purchasers pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder (collectively, the “Securities Act”). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes shall bear the legends substantially as set forth under the “Notice to Investors” section of the final offering memorandum, dated the date hereof (the “Final Offering Memorandum”). The Company has prepared (i) a preliminary offering memorandum, dated September 14, 2015 (the “Preliminary Offering Memorandum”), (ii) a pricing term sheet, dated the date hereof, attached hereto as Schedule II, which includes pricing terms and other information with respect to the Notes (the “Pricing Supplement”), and (iii) the Final Offering Memorandum, in each case relating to the offer and sale of the Notes (the “Offering”). All references in this Agreement to the Preliminary Offering Memorandum, the Time of Sale Document or the Final Offering Memorandum include, unless expressly stated otherwise, (i) all amendments or supplements thereto prepared by, or approved in writing by, the Company, (ii) all financial statements and schedules and other information contained therein (and references in this Agreement to such information being “contained,” “included” or “stated” (and other references of like import) in the Preliminary Offering Memorandum, the Time of Sale Document or the Final Offering Memorandum shall be deemed to mean all such information contained in, or incorporated by reference into, such documents), (iii) any electronic copy of the Time of Sale Document or Final Offering Memorandum and (iv) any offering memorandum “wrapper” to be used in connection with offers to sell, solicitations of offers to buy or sales of the Notes in non-U.S. jurisdictions. The Preliminary Offering Memorandum and the Pricing Supplement are collectively referred to herein as the “Time of Sale Document.”

2. Terms of Offering. The Initial Purchasers have advised the Company, and the Company understands, that the Initial Purchasers will make offers to sell (the “Exempt Resales”) some or all of the Notes purchased by the Initial Purchasers hereunder on the terms set forth in the Final Offering Memorandum to persons (the “Subsequent Purchasers”) whom the Initial Purchasers reasonably believe are (i) “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) (“QIBs”), and (ii) are not “U.S. persons” (as defined in Regulation S under the Securities Act) and in compliance with the laws applicable to such persons in jurisdictions outside of the United States.

The Notes will be guaranteed on a senior unsecured basis by each of the Company’s U.S. subsidiaries signatory hereto (the “Guarantors”). The corresponding guarantees of such Guarantors are referred to herein as the “Guarantees” and, together with the Notes, the “Securities.”

Holders of the Notes (including Subsequent Purchasers) will have the registration rights set forth in a registration rights agreement applicable to the Notes (the “Registration Rights Agreement”) to be executed on and dated as of the Closing Date (as hereinafter defined). Pursuant to the Registration Rights Agreement, the Company will agree, among other things, to file with the SEC (a) a registration statement under the Securities Act (the “Exchange Offer

Registration Statement”) relating to notes to be offered in exchange for the Notes (the “Exchange Notes”) which shall be identical to the Notes, except that the Exchange Notes shall have been registered pursuant to the Exchange Offer Registration Statement and will not be subject to restrictions on transfer or contain additional interest provisions, (such offer to exchange being referred to as the “Exchange Offer”), and/or (b) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) relating to the resale by certain holders of the Notes. If required under the Registration Rights Agreement, the Company will issue Exchange Notes to the Initial Purchasers (the “Private Exchange Notes”). If the Company fails to satisfy its obligations under the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes under certain circumstances to be set forth in the Registration Rights Agreement.

This Agreement, the Indenture, the Registration Rights Agreement, the Notes, the Guarantees and the Exchange Notes are collectively referred to herein as the “Transaction Documents”, and the transactions contemplated hereby and thereby are collectively referred to herein as the “Transactions.”

3. Purchase, Sale and Delivery. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers, severally and not jointly, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company, the Securities at a purchase price of *% of the aggregate principal amount thereof plus accrued interest from August 15, 2015 to the Closing Date (as hereinafter defined). Delivery to the Initial Purchasers of and payment for the Securities shall be made at a closing (the “Closing”) to be held at 10:00 a.m., New York City time, on September 21, 2015 (the “Closing Date”) at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017 (or such other place as shall be reasonably acceptable to the Initial Purchasers); provided, however, that if the Closing has not taken place on the Closing Date because of a failure to satisfy one or more of the conditions specified in Section 7 hereof and this Agreement has not otherwise been terminated by the Initial Purchasers in accordance with its terms, “Closing Date” shall mean 10:00 a.m. New York time on the first business day following the satisfaction (or waiver) of all such conditions after notification by the Company to the Representatives of the satisfaction (or waiver) of such conditions.

The Company shall deliver to the Representatives one or more certificates representing the Securities in definitive form, registered in such names and denominations as the Initial Purchasers may request, against payment by the Initial Purchasers of the purchase price therefor by immediately available federal funds bank wire transfer to such bank account or accounts as the Company shall designate to the Representatives at least two business days prior to the Closing. The certificates representing the Securities in definitive form shall be made available to the Initial Purchasers for inspection at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017 (or such other place as shall be reasonably acceptable to the Representatives) not later than 10:00 a.m., New York City time, one business day immediately preceding the Closing Date. Securities to be represented by one or more definitive global securities in book-entry form will be deposited on the Closing Date, by or on behalf of the Company, with The Depository Trust Company (“DTC”) or its designated custodian, and registered in the name of Cede & Co.

4. Representations and Warranties of the Company and the Guarantors. As of the date hereof and as of the Closing Date, the Company and the Guarantors, jointly and severally, represent and warrant to, and agree with each Initial Purchaser, that:

(a)	Offering Materials Furnished to Initial Purchasers. The Company has delivered to the Initial Purchasers the Time of Sale Document, the Final Offering Memorandum and each Company Additional Written Communication (as hereinafter defined) in such quantities and at such places as the Initial Purchasers have reasonably requested.

(b)	Limitation on Offering Materials. The Company has not prepared, made, used, authorized, approved or distributed and will not, and will not cause or allow its agents or representatives to, prepare, make, use, authorize, approve or distribute any written communication (as defined by Rule 405 of the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities, or otherwise is prepared to market the Securities, other than (i) the Time of Sale Document, (ii) the Final Offering Memorandum and (iii) any electronic roadshow or other written communication (as defined by Rule 405 of the Securities Act) used in accordance with Section 5(c) hereof (each such communication by the Company or its agents or representatives described in this clause (iii) and listed on Schedule III hereto, a “Company Additional Written Communication”).

(c)	No Material Misstatement or Omission. (i) The Time of Sale Document, as of the Applicable Time (as defined below), did not and, at the Closing Date (as amended or supplemented in accordance with this Agreement), will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the Final Offering Memorandum, as of the date thereof, and at the Closing Date (as amended or supplemented in accordance with this Agreement), will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) each such Company Additional Written Communication, when taken together with the Time of Sale Document, as of the Applicable Time, did not, and, at the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case that the representations and warranties set forth in this paragraph do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchasers and furnished to the Company or any Guarantor in writing by or on behalf of the Initial Purchasers expressly for use in the Time of Sale Document or the Final Offering Memorandum as set forth in Section 13. No injunction or order has been issued that either (i) asserts that any of the Transactions is subject to the registration requirements of the Securities Act or (ii) would prevent or suspend the issuance or sale of any of the Securities or the use of the Time of Sale Document or the Final Offering Memorandum in any jurisdiction. No statement of material fact included in the Final Offering Memorandum has been omitted from the Time of Sale Document, and no statement of material fact included in the Time of Sale Document has been omitted from the Final Offering Memorandum. “Applicable Time” means 3:15 p.m., New York City time, on the date of this Agreement.

(d)	Preparation of the Financial Statements.

(i) The audited and unaudited reviewed consolidated financial statements and related notes of the Company and its consolidated subsidiaries contained in the Time of Sale Document and the Final Offering Memorandum (the “Company Financial Statements”) present fairly in all material respects the financial position, results of operations and cash flows of the Company and its consolidated subsidiaries, as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles of the United States (“GAAP”) applied on a consistent basis throughout the periods involved and the requirements of Regulation S-X.

(ii) The audited and unaudited reviewed consolidated financial statements and related notes of PiC and its consolidated subsidiaries contained in the Time of Sale Document and the Final Offering Memorandum (the “PiC Financial Statements”) present fairly in all material respects the financial position, results of operations and cash flows of PiC and its consolidated subsidiaries, as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with United Kingdom Accounting Standards (“UK GAAP”) applied on a consistent basis throughout the periods involved.

(iii) The audited consolidated financial statements and related notes of CRC and its consolidated subsidiaries contained in the Time of Sale Document and the Final Offering Memorandum (the “CRC Financial Statements” and together with the Company Financial Statements and the PiC Financial Statements, the “Financial Statements”) present fairly in all material respects the financial position, results of operations and cash flows of CRC and its consolidated subsidiaries, as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved.

(iv) The financial data set forth under the captions “Summary—Summary Historical Condensed Consolidated Financial Data and Unaudited Pro Forma Condensed Combined Financial Data”, “Unaudited Pro Forma Condensed Combined Financial Data” and “Selected Financial Data” included or incorporated by reference in the Time of Sale Document and the Final Offering Memorandum has been prepared on a basis consistent with that of the Financial Statements and fairly and accurately present in all material respects the financial position and results of operations of the Company, PiC, CRC and their respective consolidated subsidiaries, as applicable.

(v) The unaudited pro forma financial information and related notes contained in the Time of Sale Document and the Final Offering Memorandum

under the captions “Summary—Summary Historical Condensed Consolidated Financial Data and Unaudited Pro Forma Condensed Consolidated Financial Data” and “Unaudited Pro Forma Condensed Combined Financial Information” have been prepared in accordance with the requirements of Regulation S-X, have been properly presented on the bases described therein and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith, and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(vi) The financial, statistical and market and industry data and forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) contained in the Time of Sale Document and the Final Offering Memorandum are fairly and accurately presented in all material respects and are based on or derived from sources that the Company believes to be reliable and accurate.

(vii) The interactive data in eXtensible Business Reporting Language (“XBRL”) incorporated by reference in the Time of Sale Document and the Final Offering Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.

(e)	Independent Accountants.

(i) Ernst & Young LLP (“E&Y”), which has expressed its opinion with respect to the financial statements of the Company and its consolidated subsidiaries including the related notes thereto contained in the Time of Sale Document and the Final Offering Memorandum, are (i) independent public or certified public accountants as required by the Securities Act and the Exchange Act with respect to the Company, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board (the “PCAOB”) whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(ii) PricewaterhouseCoopers (“PwC”), which has expressed its opinion with respect to the financial statements of PiC and its consolidated subsidiaries including the related notes thereto contained in the Time of Sale Document and the Final Offering Memorandum, are (i) independent public or certified public accountants as required by the Securities Act and the Exchange Act with respect to PiC, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(iii) Deloitte & Touche LLP (“D&T” and together with E&Y and PwC, the “Independent Accountants”), which has expressed its opinion with respect to the financial statements of CRC and its consolidated subsidiaries including the related notes thereto contained in the Time of Sale Document and the Final Offering Memorandum, are (i) independent public or certified public accountants as required by the Securities Act and the Exchange Act with respect to CRC, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(f)	No Material Adverse Change. Subsequent to the respective dates as of which information is contained in the Time of Sale Document (exclusive of any amendment thereto subsequent to the date hereof) and the Final Offering Memorandum (exclusive of any amendment thereto subsequent to the date hereof), except as disclosed in the Time of Sale Document (exclusive of any amendment thereto subsequent to the date hereof) and the Final Offering Memorandum (exclusive of any amendment thereto subsequent to the date hereof), (i) neither the Company nor any of the Subsidiaries has incurred any liabilities, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and the Subsidiaries, taken as a whole, or has entered into any material transactions not in the ordinary course of business, (ii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company or the Subsidiaries, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company, and (iii) there has not been any material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole (each of clauses (i), (ii) and (iii), a “Material Adverse Change”). To the Company’s knowledge, there is no event that is reasonably likely to occur, which if it were to occur, would, individually or in the aggregate, have a Material Adverse Effect (as defined below) except as disclosed in the Time of Sale Document and the Final Offering Memorandum.

(g)	Rating Agencies. No “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act) (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) to retain any rating assigned to the Company or any of the Subsidiaries or to any securities of the Company or any of the Subsidiaries or (ii) has indicated to the Company that it is considering (A) the downgrading, suspension, or withdrawal of, or any review (or of any potential or intended review) for a possible negative change in, any rating so assigned (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative implications or under review with an uncertain direction) or (B) any negative change in the outlook for any rating of the Company or any of the Subsidiaries or any securities of the Company or any of the Subsidiaries.

(h)	Subsidiaries. Each of the Company’s “subsidiaries” (for purposes of this Agreement, as defined in Rule 405 under the Securities Act) is listed in Exhibit 21 to the Company’s Form S-4 filed with the SEC on July 2, 2015 or listed on Annex A to this Agreement (collectively, the “Subsidiaries”), and the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries listed therein.

(i)	Incorporation and Good Standing of the Company and the Subsidiaries; Material Adverse Effect. The Company and each of the Subsidiaries (i) has been duly organized or formed, as the case may be, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Time of Sale Document and in the Final Offering Memorandum and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation, partnership or other entity as the case may be, authorized to do business in each jurisdiction in which the nature of such businesses or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on (A) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, (B) the ability of the Company or any of the Subsidiaries to perform its obligations in all material respects under any Transaction Document, (C) the validity or enforceability of any of the Transaction Documents, or (D) the consummation of the Offering (each, a “Material Adverse Effect”).

(j)	Capitalization and Other Capital Stock Matters. The table under the caption “Capitalization” in the Time of Sale Document and the Final Offering Memorandum (including the footnotes thereto) sets forth, as of its date, the capitalization of the Company. All of the outstanding shares of capital stock or other equity interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of all liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind (collectively, “Liens”), other than those Permitted Liens (as defined in the Indenture) and those imposed by the Securities Act and the securities or “Blue Sky” laws of certain U.S. state or non-U.S. jurisdictions. Except as disclosed in the Time of Sale Document and the Final Offering Memorandum and except for issuances by the Company in the ordinary course of business subsequent to the date of the financial statements included or incorporated by reference into the Time of Sale Document or the Final Offering Memorandum, there are no outstanding (A) options, warrants or other rights to purchase from the Company or any of the Guarantors, (B) agreements, contracts, arrangements or other obligations of the Company or any of the Guarantors to issue or (C) other rights to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares of capital stock of or other ownership or equity interests in the Company or any of the Guarantors.

(k)	Legal Power and Authority. Each of the Company and the Guarantors has all necessary power and authority to execute, deliver and perform their respective obligations under the Transaction Documents to which they are or will become a party and to consummate the Transactions.

(l)	This Agreement, the Indenture and the Registration Rights Agreement. This Agreement and the Indenture have been duly and validly authorized, executed and delivered by the Company and the Guarantors. The Registration Rights Agreement has been duly and validly authorized and, on the Closing Date, will be duly and validly executed and delivered by the Company and the Guarantors. The Indenture is, and on the Closing Date, when executed and delivered by the Company, the Guarantors and each of the other parties thereto, the Registration Rights Agreement will be, a legal, valid and binding obligation of each of the Company and Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally, (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought and (iii) with respect to the Registration Rights Agreement’s rights to indemnity or contribution thereunder, federal and state securities laws and public policy considerations. This Agreement, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC thereunder (collectively, the “TIA”).

(m)	Notes. The Notes and the Exchange Notes have each been duly and validly authorized by the Company and, when duly authenticated by the Trustee, issued and delivered by the Company in accordance with the terms of the Indenture (and, in the case of the Notes, delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement), will have been duly executed, authenticated, issued and delivered and will constitute legal, valid and binding obligations of the Company, entitled to the benefit of the Indenture and the Registration Rights Agreement, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. When executed and delivered, the Notes will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum and will be in the form contemplated by the Indenture.

(n)

Guarantees. The Guarantees have been duly and validly authorized by the Guarantors and, when issued and executed by the Guarantors, will have been duly executed, authenticated, issued and delivered and will constitute legal, valid and binding obligations of the Guarantors, entitled to the benefit of the Indenture and the Registration Rights Agreement, and enforceable against the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally, and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. When executed and delivered, the Guarantees will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum.

(o)	Compliance with Existing Instruments and Applicable Law. Neither the Company nor any of the Subsidiaries is (i) in violation of its certificate of incorporation, by-laws or other organizational documents (the “Charter Documents”); (ii) in violation of any U.S. or non-U.S. federal, state or local statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation, order or injunction (collectively, “Applicable Law”) of any U.S. or non-U.S. federal, state, local or other governmental or regulatory authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization (each, a “Governmental Authority”), applicable to any of them or any of their respective properties; or (iii) in breach of or default under, and there is no condition that would constitute, a Debt Repayment Triggering Event (as hereafter defined) any bond, debenture, note, loan or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any of them is a party or by which any of them or their respective property is bound (collectively, the “Applicable Agreements”), except, in the case of clauses (ii) and (iii) for such violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or as otherwise disclosed in the Time of Sale Document and the Final Offering Memorandum. As used herein, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries or any of their respective properties.

(p)	No Conflicts. Neither the execution, delivery or performance of the Transaction Documents nor the consummation of any of the Transactions will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) or a Debt Repayment Triggering Event under, or result in the imposition of a Lien on any assets of the Company or any of the Guarantors, the imposition of any penalty or a Debt Repayment Triggering Event under or pursuant to (i) the Charter Documents, (ii) any Applicable Agreement (including the consent to the issuance and sale of the Securities by the “Majority WCP Investors” (as defined in the Stockholders Agreement, dated as of November 1, 2011, as amended, by and among the Company, the WCP Investors named therein and the other parties thereto), which shall have been obtained prior to the execution of this Agreement), (iii) any Applicable Law or (iv) any order, writ, judgment, injunction, decree, determination or award binding upon or affecting the Company and the Guarantors, except, (A) in respect of which a waiver or consent has been obtained prior to the date of this Agreement or, (B) in the case of clauses (ii), (iii) and (iv) only, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. After consummation of the Offering and the Transactions, no Default or Event of Default will exist under any Applicable Agreement.

(q)	No Consents. No consent, approval, authorization, order, filing or registration of or with any Governmental Authority or third party is required for execution, delivery or performance of the Transaction Documents or the consummation of the Transactions by the Company and the Guarantors, except (i) those that have been obtained or made and are in full force and effect or will be made as of the Closing Date, (ii) as may be required under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions or other non-U.S. laws applicable to the purchase of the Securities outside the U.S. in connection with the Transactions, (iii) those contemplated by the Registration Rights Agreement, (iv) the filing of one or more Current Reports on Form 8-K with the SEC as may be required under the Securities Act and the Exchange Act, as the case may be, regarding the Transaction Documents and the Transactions and (v) those the failure of which to obtain or make would not, individually or in the aggregate, have a Material Adverse Effect.

(r)	No Material Applicable Laws or Proceedings. There is no (i) Applicable Law that is enacted, adopted or issued, (ii) stop order suspending the qualification or exemption from qualification of any of the Securities in any jurisdiction that has been issued and no proceeding for that purpose has been commenced or, to the Company’s knowledge, is pending or contemplated as of the Closing Date and (iii) except as disclosed in the Time of Sale Document and the Final Offering Memorandum, action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding pending or, to the knowledge of the Company, threatened or contemplated by Governmental Authorities or threatened by others (collectively, “Proceedings”), that, with respect to clauses (i), (ii) and (iii) of this paragraph (A) would, as of the date hereof and at the Closing Date, restrain, enjoin, prevent or interfere with the consummation of the Offering or any of the Transactions or (B) would, individually or in the aggregate, have a Material Adverse Effect.

(s)	All Necessary Permits. Each of the Company and the Subsidiaries possess all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its businesses as now or proposed to be conducted as described in the Time of Sale Document and the Final Offering Memorandum (“Permits”), except where the failure to possess such Permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits, except where the failure to perform such obligations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No event has occurred which allows, or after notice or lapse of time would allow, revocation or termination of any such Permit or has resulted, or after notice or lapse of time would result, in any other material impairment of the rights of the holder of any such Permit, except where such revocation or termination would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Company or the Subsidiaries has received or has any reason to believe it will receive any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Time of Sale Document and the Final Offering Memorandum or except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(t)	Title to Properties. Each of the Company and the Subsidiaries has good and marketable title to all real property owned by it and good title to all material personal property owned by it and good and valid title to all leasehold estates in real and material personal property being leased by it and free and clear of all Liens (other than (i) as disclosed in the Time of Sale Document and the Final Offering Memorandum, and (ii) any other Liens that would not have a Material Adverse Effect). The real property, improvements, equipment and personal property held under lease by the Company or any of the Subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such Subsidiary.

(u)	Tax Law Compliance. All material tax returns required by applicable federal, state or local law to be filed with any taxing authority by or on behalf of the Company or any of its Subsidiaries have been duly filed when due (including any applicable extensions) and all such tax returns are, or shall be at the time of filing, true, complete and correct in all material respects. All material taxes that are due from the Company and the Subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate accruals have been established in accordance with GAAP, applied on a consistent basis throughout the periods involved. To the knowledge of the Company, there are no actual or proposed tax assessments against the Company or any of the Subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect. The accruals on the books and records of the Company and the Subsidiaries in respect of any material tax liability for any period not finally determined are adequate to meet any assessments of tax for any such period.

(v)

Intellectual Property Rights. To the knowledge of the Company, each of the Company and the Subsidiaries owns, or is licensed under, and has the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, domain names and trade names (collectively, “Intellectual Property”) necessary for the conduct of its businesses and free and clear of all Liens, other than as disclosed in the Time of Sale Document and the Final Offering Memorandum. The Company is not a party to, or bound by, any options, licenses or agreements with respect to the intellectual property rights of any other person or entity that are necessary to be described in the Time of Sale Document or the Final Offering Memorandum to avoid a material misstatement or omission and are not described therein. No claims or notices of any potential claim have been asserted by any person against the Company or any of the Subsidiaries challenging the use of any such Intellectual Property by the Company or any of the Subsidiaries or questioning the validity or effectiveness of any Intellectual Property or any license or agreement related thereto, other than any claims that, if successful, would not, individually or in the aggregate, have a Material Adverse Effect. Except as described in the Time of Sale Document and the Final Offering Memorandum, none of the Intellectual Property used by the Company or any of the

Subsidiaries has been obtained or is being used by the Company or any of the Subsidiaries in violation of any contractual obligation binding on the Company or any of the Subsidiaries or, to the Company’s or any of the Subsidiaries’ knowledge, its officers, directors or employees or otherwise in violation of the rights of any person, other than any violations that would not, individually or in the aggregate, have a Material Adverse Effect.

(w)	ERISA Matters. Except as would not result in a Lien on any assets of the Company or any of the Subsidiaries: (i) each of the Company, the Subsidiaries and each ERISA Affiliate (as hereinafter defined) has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”) with respect to each “pension plan” (as defined in Section 3(2) of ERISA), subject to Section 302 of ERISA, which the Company, the Subsidiaries or any ERISA Affiliate sponsors or maintains, or with respect to which it has (or within the last three years had) any obligation to make contributions, and (ii) each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the “Code”). None of the Company, the Subsidiaries or any ERISA Affiliate has incurred any unpaid material liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. “ERISA Affiliate” means a corporation, trade or business that is, along with the Company or any of the Subsidiaries, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Section 414 of the Code or Section 4001 of ERISA.

(x)

Labor Matters. Other than as described in the Time of Sale Document and the Final Offering Memorandum, and except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) neither the Company nor any of the Subsidiaries is party to or bound by any collective bargaining agreement with any labor organization; (ii) there is no union representation question existing with respect to the employees of the Company or the Subsidiaries, and, to the knowledge of the Company, after due inquiry, no union organizing activities are taking place that, could, individually or in the aggregate, have a Material Adverse Effect; (iii) to the knowledge of the Company, after due inquiry, no union organizing or decertification efforts are underway or threatened against the Company or the Subsidiaries; (iv) no labor strike, work stoppage, slowdown or other material labor dispute is pending against the Company or the Subsidiaries, or, to the Company’s knowledge, after due inquiry, threatened against the Company or the Subsidiaries; (v) there is no worker’s compensation liability, experience or matter that could be reasonably expected to have a Material Adverse Effect; (vi) to the knowledge of the Company, after due inquiry, there is no threatened or pending liability against the Company or the Subsidiaries pursuant to the Worker Adjustment Retraining and Notification Act of 1988, as amended (“WARN”), or any similar state or local law; (vii) there is no employment-related charge, complaint, grievance, investigation, unfair labor practice claim or inquiry of any kind, pending against the Company or the Subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect; and (viii) to the knowledge of the Company and the Subsidiaries, no employee or agent of the Company or the Subsidiaries has committed any act or omission giving rise to liability for any violation identified in subsection (vi) and (vii) above, other than such acts or omissions that would not, individually or in the aggregate, have a Material Adverse Effect.

(y)	Compliance with Environmental Laws. Each of the Company and the Subsidiaries (i) is in compliance with all applicable U.S. and non-U.S. federal, state and local laws and regulations relating to occupational health and safety (with respect to hazardous or toxic substances or wastes), the pollution or protection of the environment, hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws and (iii) has not received notice of, and is not aware of, any actual or potential liability under Environmental Laws, including for damages to natural resources or the investigation or remediation of any disposal, release or existence of hazardous or toxic substances or wastes, pollutants or contaminants, in each case, except where such non-compliance with Environmental Laws, failure to receive and comply with required permits, licenses or other approvals, or liability would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has been named as a potentially responsible party under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or any similar U.S. or non-U.S. state or local Environmental Laws or is otherwise required by any Environmental Law to investigate or remediate any pollutants or contaminants, except where such requirements would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

(z)	Insurance. Each of the Company and the Subsidiaries has insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are prudent and customary in the businesses in which they are engaged. All material policies of insurance insuring the Company or any of the Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect. Other than as described in the Time of Sale Document and the Final Offering Memorandum, and except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there are no claims by the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business as now conducted and at a cost that would not, individually or in the aggregate, result in a Material Adverse Effect.

(aa)

Accounting System. The Company and each of the Subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls and procedures sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences. The interactive data in XBRL incorporated by reference in the Time of Sale Document and the Final Offering Memorandum fairly present the information called for in all material respects and are prepared in accordance with the SEC’s rules and guidelines applicable thereto. Neither the Company nor the Guarantors has any “material weaknesses” or “significant deficiencies” (each, as defined in Rule 12b-2 of the Exchange Act), or is aware of any fraud, whether or not material, that involves management or other employees who have a role in the internal controls of the Company or the Guarantors (whether or not remediated) except as disclosed in the Time of Sale Document and the Final Offering Memorandum in all material respects. Since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no material changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(bb)	Use of Proceeds; Solvency; Going Concern. On the Closing Date, after giving pro forma effect to the Offering and the use of proceeds therefrom described under the caption “Use of Proceeds” in the Time of Sale Document and Final Offering Memorandum, the Company, on a consolidated basis, (i) will be Solvent (as hereinafter defined), (ii) will have sufficient capital for carrying on its business and (iii) will be able to pay its debts as they mature. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company on a consolidated basis, is not less than the total amount required to pay the liabilities of the Company, on a consolidated basis, on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company, on a consolidated basis, is able to pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the Time of Sale Document and Final Offering Memorandum, the Company, on a consolidated basis, is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) the Company, on a consolidated basis, is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company, on a consolidated basis, is engaged; and (v) the Company, on a consolidated basis, is not otherwise insolvent under the standards set forth in Applicable Laws.

(cc)

No Price Stabilization or Manipulation. Neither the Company nor any of its affiliates (as defined in Rule 405 of the Securities Act) (“Affiliates”) has and, to the Company’s knowledge, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Securities or Existing Securities, whether to facilitate the sale or resale of any of the Securities or

Existing Securities or otherwise, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Securities or Existing Securities, or (iii) except as disclosed in the Time of Sale Document and the Final Offering Memorandum, paid or agreed to pay to any person any compensation for soliciting another to purchase any of the Securities or Existing Securities.

(dd)	No Registration Required Under the Securities Act or Qualification Under the TIA. Without limiting any provision herein, no registration under the Securities Act and no qualification of the Indenture under the TIA is required for the offer or sale of the Securities to the Initial Purchasers as contemplated hereby or for the Exempt Resales, assuming (i) that the purchasers in the Exempt Resales are QIBs or are not “U.S. persons” (as defined under Regulation S of the Securities Act), (ii) the accuracy of the Initial Purchasers’ representations contained herein regarding the absence of general solicitation in connection with the sale of the Securities to the Initial Purchasers and in the Exempt Resales and (iii) the Initial Purchasers’ compliance with the procedures set forth in Section 6.

(ee)	No Integration. The Securities will be, upon issuance, eligible for resale pursuant to Rule 144A under the Securities Act and no other securities of the Company are of the same class (within the meaning of Rule 144A under the Securities Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system. No securities of the Company of the same class as the Securities have been offered, issued or sold by the Company or any of its Affiliates within the six-month period immediately prior to the date hereof; and the Company does not have any intention of making, and will not make, an offer or sale of such securities of the Company of the same class as the Securities, for a period of ninety days after the date of this Agreement, except for the offering of the Securities as contemplated by this Agreement or the Registration Rights Agreement. As used in this paragraph, the terms “offer” and “sale” have the meanings specified in Section 2(a)(3) of the Securities Act.

(ff)	No Directed Selling Efforts. None of the Company, any of its Affiliates or other person acting on behalf of the Company has, with respect to Securities sold outside the United States, offered the Securities (other than the Existing Securities) to buyers qualifying as “U.S. persons” (as defined in Rule 902 under the Securities Act) or engaged in any directed selling efforts within the meaning of Rule 902 under the Securities Act; the Company, any Affiliate of the Company and any person acting on behalf of the Company have complied with and will implement the “offering restrictions” within the meaning of such Rule 902; and neither the Company nor any of its Affiliates has entered or will enter into any arrangement or agreement with respect to the distribution of the Securities, except for this Agreement; provided that no representation is made in this paragraph with respect to the actions of the Initial Purchasers.

(gg)	No Applicable Registration or Other Similar Rights. Except as disclosed in the Time of Sale Document and the Final Offering Memorandum, there are no persons with registration or other similar rights to have any equity or debt securities of the Company or any Affiliate registered for sale under a registration statement, except for rights (i) contained in the Registration Rights Agreement or (ii) as have been duly waived.

(hh)	Margin Requirements. None of the Transactions or the application of the proceeds of the Securities will violate or result in a violation of Section 7 of the Exchange Act (including, without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System).

(ii)	Investment Company Act. The Company has been advised of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder (collectively, the “Investment Company Act”); as of the date hereof and, after giving effect to the Offering and the use of proceeds of the Offering, each of the Company and the Guarantors is not and will not be, individually or on a consolidated basis, an “investment company” that is required to be registered under the Investment Company Act; and following the Closing, the Company and the Guarantors will conduct their businesses in a manner so as not to be required to register under the Investment Company Act.

(jj)	No Brokers. Neither the Company nor any of its Affiliates has engaged any broker, finder, commission agent or other person (other than the Initial Purchasers) in connection with the Offering or any of the Transactions, and neither the Company nor any of its Affiliates is under any obligation to pay any broker’s fee or commission in connection with such Transactions (other than commissions or fees to the Initial Purchasers).

(kk)	No Restrictions on Payments of Dividends. As of the Closing Date, except as otherwise disclosed in the Time of Sale Document and the Final Offering Memorandum, and except as prohibited or restricted under Applicable Law, there will be no encumbrances or restrictions on the ability of any of the Subsidiaries (x) to pay dividends or make other distributions on such Subsidiary’s capital stock or to pay any indebtedness to the Company or any other Subsidiary, (y) to make loans or advances or pay any indebtedness to, or investments in, the Company or any other Subsidiary or (z) to transfer any of its property or assets to the Company or any other Subsidiary of the Company.

(ll)	Sarbanes-Oxley. There is and has been no failure on the part of the Company and the Subsidiaries or any of the officers and directors of the Company or any of the Subsidiaries, in their capacities as such, to comply with any applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(mm)

Foreign Corrupt Practices Act. None of the Company or any of the Subsidiaries, or to the Company’s knowledge, any director, officer, employee, Affiliate or any agent or other person acting on behalf of the Company or any of the Subsidiaries has, in the course of its actions for, or on behalf of, the Company or such Subsidiary, has taken any action, directly or indirectly, that would result in a violation by such persons of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), including, without limitation, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic government official, “foreign official” (as defined in the FCPA) or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA or any applicable non-U.S. anti-bribery statute or regulation; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, such foreign official or employee. The Company, the Subsidiaries and, to the knowledge of the Company, its Affiliates, have conducted their business in compliance with the FCPA.

(nn)	Money Laundering. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(oo)	OFAC. Neither the Company nor the Subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company or any of the Subsidiaries or other person acting on their behalf is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) nor is the Company or any of the Subsidiaries located in a country or territory that is subject to U.S. sanctions administered by OFAC; and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC or that is in Burma/Myanmar, Cuba, Iran, Libya, North Korea or in any other country that is at the time subject to U.S. sanctions administered by OFAC or (ii) in any other manner that will result in a violation by any person (including any person participating in the Offering, whether as initial purchaser, advisor, investor or otherwise) of any U.S. sanctions administered by OFAC.

(pp)	Financial Services and Market Act. The Company has not taken or omitted to take any action and will not take any action or omit to take any action (such as issuing any press release or making any other public announcement referring to the Offering without an appropriate stabilization legend) which may result in the loss by the Initial Purchasers of the ability to rely on any stabilization safe harbor provided by the Financial Conduct Authority of the United Kingdom under the Financial Services and Markets Act 2000 (the “FSMA”); provided, however, that an appropriate stabilization legend was not in the Preliminary Offering Memorandum or the Pricing Supplement. The Company has been informed of the guidance relating to stabilization provided by the Financial Conduct Authority of the United Kingdom, in particular the guidance contained in Section MAR 2 of the Financial Services Handbook.

(qq)	Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal year; and (iii) are effective in all material respects to perform the functions for which they were established. Since the end of the Company’s most recent audited fiscal year, there have been no significant deficiencies or material weakness in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(rr)

Medicare and Medicaid Programs. To the extent required in connection with their respective businesses, each of the Company and the Subsidiaries has the requisite provider number or other authorization to bill the Medicare program and the respective Medicaid program in the state or states in which such entity operates unless failure to maintain such provider number or other authorization would not, individually or in the aggregate, have a Material Adverse Effect; other than immaterial statements of deficiency that may arise in the ordinary course of business, neither the Company nor any of the Subsidiaries is subject to any pending or, to the Company’s knowledge, threatened or contemplated action which could reasonably be expected to result either in a revocation of any provider number or authorization or in the Company’s or any Subsidiary’s exclusion from the Medicare or any state Medicaid programs unless revocation of such provider number or authorization, or the Company’s or such Subsidiary’s exclusion from such Medicare or state Medicaid programs, would not, individually or in the aggregate, have a Material Adverse Effect; the Company’s and each of the Subsidiaries’ business practices have been structured in a manner reasonably designed to comply with the federal or state laws governing Medicare and state Medicaid programs, including, without limitation, Sections 1320a-7a and 1320a-7b of Title 42 of the United States Code, and the Company reasonably believes that it is in compliance with such laws, except for such noncompliance as would not, individually or in the aggregate, result in a Material Adverse Effect; the Company and the Subsidiaries have taken reasonable actions designed to ensure that they do not: (i) violate the False Claims Act, 31 U.S.C. §§ 3729-3733 or (ii) allow any individual with an ownership or control interest (as defined in 42 U.S.C. § 1320a-3(a)(3)) in the Company or any of the Subsidiaries or have any officer, director or managing employee (as defined in 42 U.S.C. § 1320a-5(b)) of the Company or any of the Subsidiaries who would be a person excluded from participation in any federal health care program (as defined in 42 U.S.C. § 1320a-7b(f)) as described in 42 U.S.C. § 1320a-7(b)(8); and the Company and the Subsidiaries have structured their respective businesses practices in a manner designed to comply with the federal and state laws regarding physician ownership of (or financial relationship with), and referral to, entities providing healthcare-related goods or services, and with laws requiring disclosure of financial interests held by physicians in entities to which they may refer patients for the provisions of healthcare-related goods or services, and the Company and the Subsidiaries are in compliance with such laws, except for such noncompliance as would not, individually or in the aggregate, result in a Material Adverse Effect.

(ss)	Certificates. Each certificate signed by any officer of the Company or any of the Subsidiaries, delivered to the Initial Purchasers shall be deemed a representation and warranty by the Company or any such Subsidiary (and not individually by such officer) to the Initial Purchasers with respect to the matters covered thereby.

5. Covenants of the Company and the Guarantors. Each of the Company and the Guarantors, jointly and severally, covenants and agrees with the Initial Purchasers as follows:

(a)	Securities Law Compliance. To (i) advise the Initial Purchasers promptly after obtaining knowledge (and, if requested by the Representatives, confirm such advice in writing) of (A) the issuance by any U.S. or non-U.S. federal or state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any U.S. or non-U.S. federal or state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum, untrue or that requires the making of any additions to or changes in the Time of Sale Document, any Company Additional Written Communication, or the Final Offering Memorandum, to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Securities under any securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions and (iii) if, at any time, any U.S. or non-U.S. federal or state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Securities under any such laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b)	Offering Documents. To (i) furnish the Initial Purchasers, without charge, as many copies of the Time of Sale Document and the Final Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request, and (ii) promptly prepare, upon the Initial Purchasers’ reasonable request, any amendment or supplement to the Time of Sale Document or Final Offering Memorandum that the Initial Purchasers, upon advice of legal counsel, determine may be necessary in connection with Exempt Resales (and the Company and the Guarantors hereby consent to the use of the Time of Sale Document and the Final Offering Memorandum, and any amendments and supplements thereto prepared by, or approved in writing, by the Company, by the Initial Purchasers in connection with Exempt Resales).

(c)	Consent to Amendments and Supplements. Not to amend or supplement the Time of Sale Document or the Final Offering Memorandum prior to the Closing Date, or at any time prior to the completion of the resale by the Initial Purchasers of all the Securities purchased by the Initial Purchasers, unless the Representatives shall previously have been advised thereof and shall have provided its written consent thereto. Before making, preparing, using, authorizing, approving or referring to any Company Additional Written Communications, the Company will furnish to the Representatives and counsel for the Representatives a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representatives reasonably object within a reasonable amount of time. The Company and the Guarantors consent to the use by the Initial Purchasers of a Company Additional Written Communication that contains (A) information describing the preliminary terms of the Securities or their offering or (B) information that describes the final terms of the Securities or their offering and that is included in or is subsequently included in the Final Offering Memorandum, including by means of the Pricing Supplement.

(d)	Preparation of Amendments and Supplements to Offering Documents. So long as the Initial Purchasers shall hold any of the Securities, (i) if any event shall occur as a result of which, in the reasonable judgment of the Company or the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Time of Sale Document or the Final Offering Memorandum to correct any untrue statement of a material fact or omission to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Time of Sale Document or the Final Offering Memorandum to comply with any Applicable Law, to prepare, at the expense of the Company, an appropriate amendment or supplement to the Time of Sale Document and the Final Offering Memorandum (in form and substance reasonably satisfactory to the Initial Purchasers) so that (A) as so amended or supplemented, the Time of Sale Document and the Final Offering Memorandum will not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) the Time of Sale Document and the Final Offering Memorandum will comply with Applicable Law and (ii) if in the reasonable judgment of the Company it becomes necessary or advisable to amend or supplement the Time of Sale Document or the Final Offering Memorandum so that the Time of Sale Document and the Final Offering Memorandum will contain all of the information specified in, and meet the requirements of, Rule 144A(d)(4) of the Securities Act, to prepare an appropriate amendment or supplement to the Time of Sale Document or the Final Offering Memorandum (in form and substance reasonably satisfactory to the Initial Purchasers) so that the Time of Sale Document or the Final Offering Memorandum, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.

(e)

“Blue Sky” Law Compliance. To cooperate with the Initial Purchasers and the Initial Purchasers’ counsel in connection with the qualification of the Securities under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions as the Initial Purchasers may request and continue such qualification in effect so long as reasonably required for Exempt Resales. The Company will advise the Initial Purchasers promptly of the suspension of any such exemption relating to the Securities for offering, sale or trading in any jurisdiction that the Company has been informed by the Initial Purchasers is a jurisdiction into which Securities were sold by the Initial Purchasers or any initiation or threat of any proceeding for any such purpose, in each case, of which it becomes aware, and in the event of the issuance of any order suspending such exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(f)	Payment of Expenses. Whether or not any of the Offering or the Transactions are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes incident to and in connection with: (A) the preparation, printing and distribution of the Time of Sale Document and the Final Offering Memorandum and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the negotiation, printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Transaction Documents, (C) the preparation, issuance and delivery of the Securities, (D) the qualification of the Securities for offer and sale under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions (including reasonable fees and disbursements of the Initial Purchasers’ counsel relating thereto), (E) furnishing such copies of the Time of Sale Document and the Final Offering Memorandum, and all amendments and supplements thereto, as may reasonably be requested for use by the Initial Purchasers and (F) the performance of the obligations of the Company and the Guarantors obligations under the Registration Rights Agreement, including but not limited to the Exchange Offer, the Exchange Offer Registration Statement and any Shelf Registration Statement, (ii) all fees and expenses of the counsel, accountants and any other experts or advisors retained by the Company or the Guarantors, (iii) all fees and expenses (including fees and expenses of counsel) of the Company or the Guarantors in connection with approval of the Securities by DTC for “book-entry” transfer, (iv) all fees charged by rating agencies in connection with the rating of the Securities, (v) all fees and expenses (including reasonable fees and expenses of counsel) of the Trustee, (vi) any filing fees incident to, and any reasonable fees and disbursements of Initial Purchasers’ counsel in connection with the review, if any, by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Securities or the Exchange Notes and (vii) the Initial Purchasers’ reasonable out-of-pocket expenses incurred in connection with the Offering, including 50% of the cost of any chartered aircraft; provided that the Initial Purchasers shall pay their own legal expenses, except as otherwise provided in clauses (i)(D) and (vi) above and Sections 8 and 9 of this Agreement.

(g)	Use of Proceeds. To use the proceeds of the Offering in the manner described in the Time of Sale Document and the Final Offering Memorandum under the caption “Use of Proceeds.”

(h)	Transaction Documents. To do and perform all things required to be done and performed under the Transaction Documents prior to and after the Closing Date.

(i)	Integration. Not to, and to ensure that no Affiliate of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or to the Subsequent Purchasers of the Securities.

(j)	Stabilization or Manipulation. Not to take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Securities or Existing Securities or any other reference security, whether to facilitate the sale or resale of the Securities or Existing Securities or otherwise.

(k)	DTC. To comply with the representation letter of the Company to DTC relating to the approval of the Securities by DTC for “book-entry” transfer.

(l)	Additional Filings; Rule 144A Information. Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis, with the SEC and the NASDAQ Global Select Market all reports and documents required to be filed under Section 13 or 15 of the Exchange Act. Additionally, for so long as any of the Securities remain outstanding, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request, to any owner of the Securities in connection with any sale thereof and any prospective Subsequent Purchasers of such Securities from such owner, the information required by Rule 144A(d)(4) under the Securities Act.

(m)	Furnish Trustee and Noteholder Reports. For so long as any of the Securities remain outstanding, to furnish to the Initial Purchasers, upon request, copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the SEC or any national securities exchange on which the Securities may be listed.

(n)	Additional Offering Materials. Except in connection with the Exchange Offer or the filing of the Shelf Registration Statement, not to, and not to authorize or permit any person acting on its behalf to, (i) distribute any offering material in connection with the offer and sale of the Securities other than the Time of Sale Document and the Final Offering Memorandum and any Company Additional Written Communications (used in accordance with this Agreement) and any amendments and supplements to the Preliminary Offering Memorandum or the Final Offering Memorandum or any Company Additional Written Communication prepared in compliance with this Agreement, (ii) solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, or (iii) engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o)	Sale of Restricted Securities. During the one year period after the Closing Date (or such shorter period as may be provided for in Rule 144 under the Securities Act, as the same may be in effect from time to time), to not, and to not permit any current or future Subsidiaries of either the Company or any other Affiliates controlled by the Company to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by the Company, any current or future Subsidiaries or any other Affiliates controlled by the Company, except pursuant to an effective registration statement under the Securities Act.

(p)	Stamp Taxes. To pay all stamp or other issuance or transfer taxes or duties other similar fees or charges which may be imposed by any governmental or regulatory authority in connection with the execution and delivery of this Agreement or the issuance or sale of the Securities to the Initial Purchasers pursuant to this Agreement.

(q)	Good Standings. To deliver to the Initial Purchasers on the Closing Date satisfactory evidence of the good standing of the Company and the Guarantors in their respective jurisdictions of organization and the good standing of the Company and the Subsidiaries in such other jurisdictions as the Initial Purchasers may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(r)	Investment Company. For a period of two years following the Closing Date, the Company and the Subsidiaries will conduct their businesses in a manner so as to not be required to register under the Investment Company Act.

(s)	Lock–up. During the period beginning from the date hereof and continuing until the date that is 90 days after the Closing Date, not to, directly or indirectly, offer, sell, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of, or announce the offering of, or file any registration statement under the Securities Act in respect of, any securities of the Company that are substantially similar to the Securities (except as provided hereunder) without the prior written consent of the Representatives (which consent may be withheld at the sole discretion of the Representatives).

(t)	Legended Securities. Each certificate for a Note will bear the legend contained in “Notice to Investors” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

6. Representations and Warranties of the Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with the Company and the Guarantors, that:

(a)	Initial Purchasers’ Status, Resale Terms. It is a “QIB” (as defined in Rule 144A under the Securities Act) and it will offer the Securities for resale only upon the terms and conditions set forth in this Agreement and in the Time of Sale Document and the Final Offering Memorandum. It is purchasing the Securities pursuant to a private sale exemption from registration under the Securities Act.

(b)	Resale of the Securities. It will solicit offers to buy the Securities only from, and will offer and sell the Securities only to, persons reasonably believed by the Initial Purchasers (A) to be QIBs or (B) to not be “U.S. persons” (as defined under Regulation S under the Securities Act) and in compliance with laws applicable to such persons in jurisdictions outside of the United States; provided, however, that in purchasing such Securities, such persons are deemed to have represented and agreed as provided under the caption “Notice to Investors” contained in the Time of Sale Document and the Final Offering Memorandum.

(c)	General Solicitation. No form of general solicitation or general advertising in violation of the Securities Act has been or will be used nor will any offers in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or, with respect to Securities to be sold in reliance on Regulation S, by means of any directed selling efforts be made by such Initial Purchasers or any of its representatives in connection with the offer and sale of any of the Securities.

(d)	Subsequent Purchaser Notifications.

(i) Resales Under Rule 144A. It will take reasonable steps to inform persons acquiring Securities from the Initial Purchasers in the United States that the Securities (A) have not been and will not be registered under the Securities Act, (B) are being sold to them without registration under the Securities Act in reliance on Rule 144A and (C) may not be offered, sold or otherwise transferred except (D) to the Company, (2) outside the United States in accordance with Regulation S or (3) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a QIB that is purchasing such Securities for its own account or for the account of a QIB to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the Securities Act.

(ii) Resales under Regulation S. It agrees that, at or prior to confirmation of sale of the Securities, other than a sale pursuant to Rule 144A, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Securities from it during the 40-day distribution compliance period referred to in Rule 903 under the Securities Act a confirmation or notice in accordance with Regulation S.

7. Conditions. The obligations of the Initial Purchasers to purchase the Securities under this Agreement are subject to the performance by each of the Company and the Guarantors of their respective covenants and obligations hereunder and the satisfaction of each of the following conditions:

(a)	Representations, Warranties and Agreements. As of the date hereof and as of the Closing Date, all the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct. On or prior to the Closing Date, the Company and each Guarantor shall have performed or complied with all of the agreements and satisfied all conditions on their respective parts to be performed, complied with or satisfied pursuant to the Transaction Documents.

(b)	Closing Deliverables. The Initial Purchasers shall have received on the Closing Date:

(i) Officers’ Certificate. A certificate dated the Closing Date, signed by (1) the Chief Executive Officer and (2) the principal financial or accounting officer of the Company, and by (1) the President or Vice President and (2) the Treasurer of each of the Guarantors, on behalf of the Company and the Guarantors, to the effect that (a) the representations and warranties set forth in Section 4 hereof are true and correct in all material respects with the same force and effect as though expressly made at and as of the Closing Date, (b) the Company and the Guarantors have performed and complied with all agreements and satisfied all conditions in all material respects on its part to be performed or satisfied at or prior to the Closing Date, (c) at the Closing Date, since the date hereof, no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, would have a Material Adverse Effect, (d) since the date of the most recent financial statements in the Time of Sale Document and the Final Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), other than as described in the Time of Sale Document and the Final Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof) or contemplated hereby, neither the Company, the Guarantors nor any other Subsidiary has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, that are material to the Company and the Subsidiaries, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or otherwise) or results of operations or prospects of the Company and the Subsidiaries, taken as a whole, and there has not been any change in the capital stock or long-term indebtedness of the Company, the Guarantors or any other Subsidiary of the Company that is material to the business, condition (financial or otherwise) or results of operations or prospects of the Company and the Subsidiaries, taken as a whole, (e) to his knowledge, the sale of the Securities has not been enjoined (temporarily or permanently) and (f) to the effect of Section 7(e) below.

(ii) Officers’ Certificate pursuant to the Indenture. On the Closing Date, the Company shall have delivered to the Trustee an executed Officers’ Certificate (as defined in the Indenture) setting forth the information about the Securities required to be set forth therein pursuant to Section 2.14 of the Indenture.

(iii) Secretary’s Certificate. A certificate, dated the Closing Date, executed by the Secretary of the Company and each Guarantor, certifying such customary matters as the Initial Purchasers may reasonably request.

(iv) Good Standing Certificates. A certificate evidencing good standing of the Company and the Guarantors in their respective jurisdictions of organization as of a recent date. A certificate evidencing qualification by such entity as a foreign corporation in good standing issued by the Secretaries of State (or comparable office) as of a recent date in such other jurisdictions as the Initial Purchasers may reasonably request.

(v) CFO’s Certificate. A certificate of the Chief Financial Officer of the Company, dated as of the date hereof and the Closing Date, relating to certain financial information included or incorporated by reference in the Time of Sale Document and the Final Offering Memorandum, substantially in the form of Exhibit B attached hereto.

(vi) Company Counsel Opinion. The opinion and negative assurance letter of Waller Lansden Dortch & Davis, LLP, counsel to the Company and the Guarantors organized in Delaware and Tennessee, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form of Exhibit A-1 attached hereto and (ii) the opinion and negative assurance letter of Stephenson Harwood LLP, United Kingdom counsel to the Company, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form of Exhibit A-2 attached hereto.

(vii) Local Counsel Opinions. The opinion of (a) Lewis Roca Rothgerber LLP, counsel to the Guarantors organized in Arizona, New Mexico and Nevada, (b) Dover Dixon Horne PLLC, counsel to the Guarantors organized in Arkansas, (c) Carlton Fields Jorden Burt, P.A., counsel to the Guarantors organized in Florida, (d) Sanders, Ranck & Skilling, P.C., counsel to the Guarantors organized in Georgia, (e) Frost Brown Todd LLC, counsel to the Guarantors organized in Indiana, Virginia and West Virginia, (f) Polsinelli PC, counsel to the Guarantors organized in Kansas, (g) Locke Lord LLP, counsel to the Guarantors organized in Massachusetts, (h) Jones Walker LLP, counsel to the Guarantors organized in Mississippi and Louisiana, (i) Husch Blackwell LLP, counsel to the Guarantors organized in Missouri, (j) Karell Dyre Haney PLLP, counsel to the Guarantors organized in Montana, (k) Ice Miller LLP, counsel to the Guarantors organized in Ohio, (l) McAfee & Taft A Professional Corporation, counsel to the Guarantors organized in Oklahoma, (m) Davis Wright Tremaine LLP, counsel to the Guarantors organized in Oregon, (n) Austin Stewart, Esq., counsel to the Guarantors organized in California, (o) Nelson Mullins Riley & Scarborough LLP, counsel to the Guarantors organized in South Carolina, (p) McGuire, Craddock & Strother, P.C., counsel to the Guarantors organized in Texas, (q) Lindquist & Vennum LLP, counsel to the Guarantors organized in Wisconsin, and (r) Meyer, Unkovic & Scott LLP, counsel to the Guarantors organized in Pennsylvania, in each case, dated the Closing Date, addressed to the Initial Purchasers and in form and substance reasonably acceptable to the Initial Purchasers.

(viii) Initial Purchasers Counsel Opinion. An opinion and negative assurance letter, dated the Closing Date, of Davis Polk & Wardwell LLP, counsel to the Initial Purchasers, in form satisfactory to the Initial Purchasers covering such matters as are customarily covered in such opinions.

(ix) Comfort Letters. The Initial Purchasers shall have received from each of the Independent Accountants: (A) a customary initial comfort letter delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), dated the date hereof, in form and substance reasonably satisfactory to the Initial Purchasers and their counsel, with respect to the financial statements and certain financial information contained in the Time of Sale Document and the Final Offering Memorandum, and (B) a customary “bring-down” comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and their counsel, which includes, among other things, a reaffirmation of the statements made in its initial letter furnished pursuant to clause (A) with respect to such financial statements and financial information contained in the Time of Sale Document and the Final Offering Memorandum.

(x) Additional Documents. The Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

(c)	Executed Documents. The Initial Purchasers shall have received fully executed copies of each Transaction Document (each of which shall be in full force and effect) and each opinion, certificate, letter and other document to be delivered in connection with the Offering or any other Transaction.

(d)	No Material Adverse Change. Subsequent to the date of this Agreement, there shall not have been any Material Adverse Change that could, in the sole judgment of the Initial Purchasers, be expected to (i) make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Document and the Final Offering Memorandum, or (ii) materially impair the investment quality of any of the Securities.

(e)	No Ratings Agency Change. Subsequent to the date of this Agreement, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(f)

No Hostilities. There shall not have occurred any outbreak or escalation of hostilities or other national or international calamity or crisis, including acts of terrorism, or material adverse change or material disruption in economic conditions in, or in the financial markets of, the United States (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis, act or material adverse change in the economic conditions in, or in the financial markets of, the United States could be reasonably expected to make it, in the Representatives’ sole judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Document and the Final Offering Memorandum or to enforce contracts for the sale of any of the Securities.

(g)	No Suspension in Trading; Banking Moratorium. There shall not have occurred (i) any suspension of trading in the Company’s common stock by the SEC or the NASDAQ Global Select Market, (ii) any suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Global Select Market, (iii) any setting of limitations on prices for securities generally on any such exchange or market (iv) the declaration of a banking moratorium by any Governmental Authority or (v) the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs that, in the case of any of the foregoing clauses of this paragraph, in the Initial Purchasers’ sole judgment could reasonably be expected to have a material adverse effect on the financial markets in the United States or elsewhere.

(h)	Corporate Proceedings. All corporate proceedings and other legal matters incident to the authorization, form and validity of the Transaction Documents and the Transactions and all other legal matters relating of the offering, issuance and sale of the Securities and the Transactions shall be reasonably satisfactory in all material respects to counsel to the Initial Purchasers; and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

8. Indemnification and Contribution.

(a)	Indemnification by the Company and the Guarantors. The Company and each of the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses of any kind to which such Initial Purchaser, affiliate, director, officer, employee or such controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as any such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon:

(i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum, or any amendment or supplement thereto;

(ii) the omission or alleged omission to state, in the Preliminary Offering Memorandum, the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum, or any amendment or supplement thereto, a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(iii) the violation of any laws or regulations of foreign jurisdictions where Securities have been offered or sold;

and, subject to the provisions hereof, will reimburse, as incurred, such Initial Purchaser and its affiliates, directors, officers, employees and each such controlling persons for any reasonable legal or other expenses (including the reasonable fees and disbursements of counsel chosen by the Representatives and incurred in accordance with the provisions of Section 8(c)) incurred by such person in connection with investigating, defending against, settling, compromising, paying or appearing as a third-party witness in connection with any such loss, claim, damage, liability, expense or action in respect thereof; provided, however, the Company and the Guarantors will not be liable in any such case to the extent (but only to the extent) that a court of competent jurisdiction shall have determined by a final, unappealable judgment that such loss, claim, damage, liability or expense resulted solely from any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum, the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Company by the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by the Representatives to the Company consists of the information set forth in Section 13 hereof. The indemnity agreement set forth in this Section 8 shall be in addition to any liability that the Company and the Guarantors may otherwise have.

(b)

Indemnification by the Initial Purchasers. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless each of the Company, each of the Guarantors and their respective affiliates, directors, officers, employees and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages, liabilities or expenses to which the Company, such Guarantors or any such affiliate, director, officer, employee or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as a court of competent jurisdiction shall have determined by a final, unappealable judgment that such losses, claims, damages, liabilities or expenses (or actions in respect thereof) have resulted solely from (i) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Memorandum, the Time of Sale Document or the Final Offering Memorandum or any amendment or supplement thereto or (ii) the omission or the alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent (but only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Company by the Representatives specifically for use therein as set forth in Section 13; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable legal or other expenses (including the fees and disbursements of counsel incurred in accordance with the provisions of Section 8(c)) incurred by the Company, each of the Guarantors or any such affiliate, director, officer, employee or controlling person in connection with any such loss, claim, damage, liability, expense or action in respect thereof. The indemnity agreement set forth in this Section shall be in addition to any liability that the Initial Purchasers may otherwise have.

(c)

Notifications and Other Indemnification Procedures. As promptly as reasonably practicable after receipt by an indemnified party under this Section 8 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 8, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve such indemnifying party from any liability under Section 8(a) or (b) above unless and only to the extent it is materially prejudiced by such failure (through the forfeiture of substantive rights and defenses) and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in Section 8(a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect, jointly with any other indemnifying party similarly notified by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by counsel that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties at the expense of the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of Section 8(a) or the Company in the case of Section 8(b), representing the indemnified parties under such Section 8(a) or (b), as the case may be, who are parties to such action or actions), (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 8, in which case the indemnified party may effect such a settlement without such consent.

(d)	Settlements. No indemnifying party shall be liable under this Section 8 for any settlement of any claim or action (or threatened claim or action) effected without its written consent, which shall not be unreasonably withheld, but if a claim or action settled with its written consent, or if there be a final judgment for the plaintiff with respect to any such claim or action, each indemnifying party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all losses, claims, damages or liabilities (and legal and other expenses as set forth above) incurred by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which the indemnified party is or could have been a party, or indemnity could have been sought hereunder by the indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the indemnified party.

(e)	Contribution. In circumstances in which the indemnity agreements provided for in this Section 8 are unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contributions, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, from the Offering or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchasers pursuant to Section 8(b) above, on the other hand, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omissions, and any other equitable considerations appropriate in the circumstances.

(f)	Equitable Consideration. The Company, the Guarantors and the Initial Purchasers agree that it would not be equitable if the amount of such contribution determined pursuant to Section 8(e) were determined by pro rata or per capita allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in Section 8(e). Notwithstanding any other provision of this Section 8, no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 8 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule I. For purposes of Section 8(e), each director, officer and employee of an Initial Purchaser, and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as such Initial Purchaser, and each director, officer and employee of the Company and the Guarantors, and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Guarantors.

9. Termination. The Representatives may terminate this Agreement at any time prior to the Closing Date by written notice to the Company if any of the events described in Sections 7(d) (No Material Adverse Change), 7(f) (No Hostilities) or 7(g) (No Suspension in Trading; Banking Moratorium) shall have occurred or if the conditions set forth in Section 7 hereof are not satisfied or waived at or prior to the Closing Date. Any termination pursuant to this Section 9 shall be without liability on the part of (a) the Company or the Guarantors to the Initial Purchasers, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Section 5(f) hereof, together with any other reasonable legal fees and expenses incurred by the Initial Purchasers in connection with the Offering, or (b) the Initial Purchasers to the Company or the Guarantors, except, in the case of each of clauses (a) and (b), that the provisions of Sections 8 and 10 hereof shall at all times be effective and shall survive such termination.

10. Survival. The representations and warranties, covenants, indemnities and contribution and expense reimbursement provisions and other agreements of the parties hereto set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of such party, (ii) the acceptance of the Securities, and payment for them hereunder, and (iii) any termination of this Agreement.

11. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate amount of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the amount of Securities set forth opposite their respective names on Schedule I bears to the aggregate amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate amount of Securities with respect to which such default occurs exceeds 10% of the aggregate amount of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 5(f), 8 and 9 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 11. Any action taken under this Section 11 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

12. No Advisory or Fiduciary Relationship. The Company and the Guarantors acknowledge and agree that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company and the Guarantors, or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed nor will assume an advisory or fiduciary responsibility in favor of the Company or any Guarantor with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company or any Guarantor on other matters) or any other obligation to the Company or any Guarantor except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors, and the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) no Initial Purchaser has provided any legal, accounting, regulatory or tax advice with respect to the Offering, and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

13. Information Supplied by Initial Purchasers. Each of the Company and the Guarantors acknowledge that, for purposes of Section 4(d) and Section 8, the only information that the Initial Purchasers have furnished to the Company specifically for use in the Preliminary Offering Memorandum or the Final Offering Memorandum are the statements set forth in the first sentence of the fifth paragraph, the second and third sentences of the sixth paragraph, the ninth paragraph and the nineteenth paragraph under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum.

14. Miscellaneous.

(a)	Notices. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to: Acadia Healthcare Company, Inc., 6100 Tower Circle, Suite 1000, Franklin, TN 37067, Attention: Christopher L. Howard, Executive Vice President, General Counsel and Secretary, with a copy to: Waller Lansden Dortch & Davis, LLP, James H. Nixon III, 511 Union Street, Suite 2700, Nashville, TN 37219, and (ii) if to the Initial Purchasers, to: Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036 (Facsimile: 212-901-7897), Attention: HY Legal Department and Jefferies LLC, 520 Madison Avenue, New York, New York 10022 (Facsimile: 212-901-7897), Attention: General Counsel, with a copy to Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017 (Facsimile: 212-701-5111), Attention: Michael Kaplan (or in any case to such other address as the person to be notified may have requested in writing).

(b)	Beneficiaries. This Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchasers and to the extent provided in Section 8 hereof, the controlling persons, affiliates, officers, directors, partners, employees, representatives and agents referred to in Section 8 hereof and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Securities from the Initial Purchasers merely because of such purchase. Notwithstanding the foregoing, it is expressly understood and agreed that each purchaser who purchases Securities from the Initial Purchasers is intended to be a beneficiary of the covenants of the Company and the Guarantors contained in the Registration Rights Agreement to the same extent as if the Securities were sold and those covenants were made directly to such purchaser by the Company and the Guarantors, and each such purchaser shall have the right to take action against the Company and the Guarantors to enforce, and obtain damages for any breach of, those covenants.

(c)	Authority of the Representatives. Any action by the Initial Purchasers hereunder may be taken by the Representatives on behalf of the Initial Purchasers, and any such action taken by the Representatives shall be binding upon the Initial Purchasers.

(d)	Governing Law; Jurisdiction; Waiver of Jury Trial; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the Company, the Guarantors and the Initial Purchasers hereby expressly and irrevocably (i) submits to the non-exclusive jurisdiction of the federal and state courts sitting in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the Transactions, and (ii) waives (a) its right to a trial by jury in any legal action or proceeding relating to this Agreement, the Transactions or any course of conduct, course of dealing, statements (whether verbal or written) or actions of the Initial Purchasers or the Company and the Guarantors, as applicable, and for any counterclaim related to any of the foregoing and (b) any obligation which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum.

(e)	Entire Agreement; Counterparts. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(f)	Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g)	Separability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h)	Amendment. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by all of the signatories hereto.

Please confirm that the foregoing correctly sets forth the agreement between the Company, the Guarantors and the Initial Purchasers.

Very truly yours,

ACADIA HEALTHCARE COMPANY, INC.

By:	/s/ Christopher L. Howard
	Name:	Christopher L. Howard
	Title:	Executive Vice President, General Counsel and Secretary

ACADIA GUARANTORS:

Abilene Behavioral Health, LLC

Abilene Holding Company, LLC

Acadia Management Company, LLC

Acadia Merger Sub, LLC

Acadiana Addiction Center, LLC

Advanced Treatment Systems, Inc.

Ascent Acquisition—CYPDC, LLC

Ascent Acquisition—PSC, LLC

Ascent Acquisition, LLC

Aspen Education Group, Inc.

Aspen Youth, Inc.

ATS of Cecil County, Inc.

ATS of Delaware, Inc.

ATS of North Carolina, Inc.

Austin Behavioral Hospital, LLC

Austin Eating Disorders Partners, LLC

Baton Rouge Treatment Center, Inc.

Bayside Marin, Inc.

BCA of Detroit, LLC

Beckley Treatment Center, LLC

Behavioral Centers of America, LLC

Belmont Behavioral Hospital, LLC

BGI of Brandywine, Inc.

Bowling Green Inn of Pensacola, Inc.

Bowling Green Inn of South Dakota, Inc.

East Indiana Treatment Center, LLC

Evansville Treatment Center, LLC

Four Circles Recovery Center, LLC

Galax Treatment Center, Inc.

Habit Opco, Inc.

Hermitage Behavioral, LLC

HMIH Cedar Crest, LLC

Huntington Treatment Center, LLC

Indianapolis Treatment Center, LLC

Jayco Administration, Inc.

Kids Behavioral Health of Montana, Inc.

Lakeland Hospital Acquisition, LLC

McCallum Group, LLC

McCallum Properties, LLC

Millcreek School of Arkansas, LLC

Millcreek Schools, LLC

Milwaukee Health Services System

National Specialty Clinics, LLC

Northeast Behavioral Health, LLC

Ohio Hospital for Psychiatry, LLC

California Treatment Services

CAPS of Virginia, Inc.

Cartersville Center, Inc.

Cascade Behavioral Holding Company, LLC

Cascade Behavioral Hospital, LLC

Centerpointe Community Based Services, LLC

Charleston Treatment Center, LLC

Clarksburg Treatment Center, LLC

Commodore Acquisition Sub, LLC

Comprehensive Addiction Programs, Inc.

Coral Health Services, Inc.

CRC ED Treatment, Inc.

CRC Health Corporation

CRC Health Group, Inc.

CRC Health Oregon, Inc.

CRC Health Tennessee, Inc.

CRC Holdings, LLC

CRC Recovery, Inc.

CRC Weight Management, Inc.

CRC Wisconsin RD, LLC

Crossroads Regional Hospital, LLC

Delta Medical Services, LLC

Detroit Behavioral Institute, Inc.

DMC-Memphis, LLC

Generations BH, LLC

Greenleaf Center, LLC

Habilitation Center, LLC

Habit Holdings, Inc.

Sober Living by the Sea, Inc.

Sonora Behavioral Health Hospital, LLC

Southern Indiana Treatment Center, LLC

Southwestern Children’s Health Services, Inc.

Southwood Psychiatric Hospital, LLC

Structure House, LLC

Success Acquisition, LLC

SUWS of the Carolinas, Inc.

Talisman Academy, LLC

Ten Broeck Tampa, LLC

Ten Lakes Center, LLC

Texarkana Behavioral Associates, L.C.

The Camp Recovery Centers, L.P.

The Refuge, A Healing Place, LLC

TK Behavioral Holding Company, LLC

TK Behavioral, LLC

Transcultural Health Development, Inc.

Options Treatment Center Acquisition Corporation

Parkersburg Treatment Center, LLC

Park Royal Fee Owner, LLC

PHC Meadowwood, LLC

PHC of Michigan, Inc.

PHC of Nevada, Inc.

PHC of Utah, Inc.

PHC of Virginia, LLC

Piney Ridge Treatment Center, LLC

Quality Addiction Management, Inc.

Psychiatric Resource Partners, LLC

Rebound Behavioral Health, LLC

Red River Holding Company, LLC

Red River Hospital, LLC

Rehabilitation Centers, LLC

Resolute Acquisition Corporation

Richmond Treatment Center, LLC

Riverview Behavioral Health, LLC

RiverWoods Behavioral Health, LLC

Rolling Hills Hospital, LLC

RTC Resource Acquisition Corporation

San Diego Health Alliance

San Diego Treatment Services

Seven Hills Hospital, Inc.

Shaker Clinic, LLC

Sheltered Living Incorporated

Sierra Tucson Inc.

Skyway House, LLC

Treatment Associates, Inc.

Valley Behavioral Health System, LLC

Vermilion Hospital, LLC

Village Behavioral Health, LLC

Virginia Treatment Center, Inc.

Vista Behavioral Holding Company, LLC

Vista Behavioral Hospital, LLC

Volunteer Treatment Center, Inc.

WCHS, Inc.

Webster Wellness Professionals, LLC

Wellplace, Inc.

Wheeling Treatment Center, LLC

White Deer Realty, Ltd.

White Deer Run, Inc.

Wichita Treatment Center Inc.

Williamson Treatment Center, LLC

Wilmington Treatment Center, Inc.

Youth And Family Centered Services of New Mexico, Inc.

Youth Care of Utah, Inc.

On behalf of each of the foregoing entities,

By:	/s/ Christopher L. Howard
Name:	Christopher L. Howard
Title:	Vice President and Secretary

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

JEFFERIES LLC

Acting individually and as the Representatives of the several Initial Purchasers

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ James Dallas
	Name:	James Dallas
	Title:	Director

JEFFERIES LLC

By:	/s/ Michael Leder
	Name:	Michael Leder
	Title:	Managing Director

Annex A

Additional Subsidiaries of the Company

Name of Subsidiary	Jurisdiction of Incorporation or Organization
Partnerships in Care 1 Limited	England and Wales
Partnerships in Care (Albion) Limited	England and Wales
Partnerships in Care (Brunswick) Limited	England and Wales
Partnerships in Care (Beverley) Limited	England and Wales
Partnerships in Care (Rhondda) Limited	England and Wales
The Manor Clinic Limited	England and Wales

SCHEDULE I

Initial Purchasers	Aggregate Principal Amount of Securities to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$	*
Jefferies LLC		*
BMO Capital Markets Corp.		*
Citigroup Global Markets Inc.		*
Credit Agricole Securities (USA) Inc.		*
Fifth Third Securities, Inc.		*
UBS Securities LLC		*
Total		$275,000,000

SCHEDULE II

PRICING SUPPLEMENT

[See Attached]

SCHEDULE III

Recorded/electronic “roadshow” presentation (as posted on netroadshow.com)

EXHIBIT A-1

FORM OF OPINION AND NEGATIVE ASSURANCE LETTER OF WALLER

LANSDEN DORTCH & DAVIS, LLP

Opinions Rendered

(1) The Company is existing as a corporation in good standing under the laws of the State of Delaware.

(2) The Company has corporate power and authority to own and lease its properties and to conduct its business as described in the OM and to enter into and perform its obligations under the Transaction Documents to which it is a party.

(3) Each Covered Guarantor is existing as a corporation or limited liability company, as applicable, in good standing under the laws of Delaware or Tennessee, as applicable, has corporate or limited liability company, as applicable, power and authority to own and lease its properties and to conduct its business as described in the OM and to enter into and perform its obligations under the Transaction Documents to which it is a party.

(4) The Purchase Agreement has been duly authorized, executed and delivered by the Company and each of the Covered Guarantors which is a party thereto.

(5) The Indenture has been duly authorized, executed and delivered by the Company and each of the Covered Guarantors. Assuming the due authorization, execution and delivery of the Indenture by the Trustee and each of the Non-Covered Guarantors, the Indenture constitutes a valid and binding agreement of the Company and each Guarantor in accordance with the terms thereof, enforceable against the Company and each Guarantor in accordance with its terms.

(6) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Covered Guarantors. Assuming due authorization, execution and delivery of the Registration Rights Agreement by the Initial Purchasers and each of the Non-Covered Guarantors, the Registration Rights Agreement is a valid and binding obligation of the Company and each of the Guarantors and is enforceable against the Company and each of the Guarantors in accordance with its terms.

(7) The Notes have been duly authorized, executed and delivered by the Company for issuance and sale pursuant to the Purchase Agreement and the Indenture and, when authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and each of the Non-Covered Guarantors) and delivered against payment of the purchase price therefor, will constitute “Additional Notes” under the terms of the Indenture, will be the valid and binding obligations of the Company, and will be enforceable against the Company in accordance with their terms.

(8) The Guarantee has been duly authorized, executed and delivered by each of the Covered Guarantors and, when the Notes have been paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and each of the Non-Covered Guarantors, the due authorization, execution and delivery of the Guarantee by each of the Non-Covered Guarantors and the due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will constitute a “Guarantee” under the terms of the Indenture, will be the valid and binding obligation of each of the Guarantors, and will be enforceable against each of the Guarantors in accordance with its terms.

(9) The Exchange Notes (having identical terms in all material respects to the Notes and evidencing the same continuing indebtedness of the Company (except with respect to transfer restrictions described in the Final Offering Memorandum)) have been duly authorized by the Company and, when duly executed and delivered by the Company and issued in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer (assuming the due authorization, execution and delivery of the Indenture by the Trustee and each of the Non-Covered Guarantors, the due authentication and delivery of the Exchange Notes by the Trustee and the due authorization, execution and delivery of the Registration Rights Agreement by the Initial Purchasers and each of the Non-Covered Guarantors), the Exchange Notes will be the valid and binding obligation of the Company, and will be enforceable against the Company in accordance with their terms.

(10) The Exchange Guarantee (which shall be consistent with the Guarantee) has been duly authorized by each of the Covered Guarantors and, when the Exchange Notes have been duly executed, authenticated, issued and delivered and the Exchange Guarantee has been executed and delivered, each in the manner provided for in the Registration Rights Agreement and the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and each of the Non-Covered Guarantors, the due authorization, execution and delivery of the Exchange Guarantee by each of the Non-Covered Guarantors, the due authentication and delivery of the Exchange Notes by the Trustee and the due authorization, execution and delivery of the Registration Rights Agreement by the Initial Purchasers and each of the Non-Covered Guarantors), the Exchange Guarantee will be the valid and binding obligation of each of the Guarantors, and will be enforceable against each of the Guarantors in accordance with its terms.

(11) The execution and delivery of the Transaction Documents by the Company and the Guarantors and the performance by the Company and the Guarantors to the extent a party thereto of their respective obligations thereunder (other than performance under the indemnification section of the Purchase Agreement, as to which we render no opinion): (i) will not constitute a breach of, or Default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any Applicable Contract, except for such breaches, defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Effect, (ii) will not result in any violation of the provisions of the certificate of incorporation or bylaws of the Company or the applicable Guarantor Governing Documents of any Covered Guarantor, (iii) do not result in any violation of any Applicable Laws or Applicable Order, except for such breaches, defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Effect. If an Applicable Contract is governed by the laws of a jurisdiction other than New York, we have assumed such Applicable Contract is governed by the laws of the State of New York.

(12) No consent, approval, authorization or other order of, any court or other governmental authority, is required for the issuance and sale by the Company of the Notes to the Initial Purchasers, or the consummation by each of the Company and the Covered Guarantors of the transactions contemplated thereby and by the OM, except such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Trust Indenture Act and the security or “blue sky” laws of the various states (and the rules and regulations thereunder), as to which we express no opinion in this paragraph, or which have been obtained or made by the Company or the Covered Guarantors, as applicable, and are in full force and effect under the Securities Act.

(13) Assuming (i) the accuracy and completeness of the representations, warranties and covenants of the Company, the Guarantors party thereto, and the Initial Purchasers contained in the Purchase Agreement, (ii) the compliance with the procedures set forth in the Trust Indenture Act in the manner contemplated by the Purchase Agreement and the OM, and (iii) that the Initial Purchasers have a reasonable belief that the purchasers who buy such Notes in the initial resale thereof are “qualified institutional buyers” as defined in Rule 144A promulgated under the Securities Act, or persons other than “U.S. persons” in connection with offers and sales made in reliance upon Regulation S under the Securities Act, no registration under the Securities Act of the Notes is required in connection with the purchase of the Notes by the Initial Purchasers or in connection with the initial resale of the Notes by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the OM. We express no opinion, however, as to when or under what circumstances any Notes initially sold by the Initial Purchasers may be reoffered or resold.

(14)(a) The statements in the OM under the headings “Description of the Notes”, “Exchange Offer; Registration Rights” and “Description of Other Indebtedness”, insofar as such statements constitute matters of law, summaries of legal matters, the Company’s certificate of incorporation or bylaw provisions, documents, or legal proceedings, have been reviewed by us and fairly present and summarize, in all material respects, the matters referred to therein.

(b) The statements in the OM under the heading “Certain U.S. Federal Income Tax Considerations”, insofar as such statements constitute matters of law, summaries of legal matters, or legal conclusions, have been reviewed by us and fairly and accurately present and summarize, in all material respects, the matters referred to therein.

(15) The legal statements in the materials relating to Health Care Laws encompassed under the captions set forth in Schedule D hereto, insofar as such statements constitute overviews or summaries of the laws and regulations referred to therein, including the qualifications set forth therein, fairly present and summarize, in all material respects, such laws and regulations referred to therein.

(16) Neither the Company nor any Guarantor is, or, after giving effect to the offering and sale of the Notes to the Initial Purchasers and the application of the proceeds thereof as described in the OM under the caption “Use of Proceeds”, will be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(17) There is no legal or governmental proceeding pending to which the Company or any Guarantor is a party that has caused us to conclude that such proceeding would be required to be described by Item 103 of Regulation S-K under the Securities Act if the issuance of the Notes and the Guarantee was being registered under the Securities Act, but is not so described in the OM.

(18) The documents incorporated by reference in the OM (other than the financial statements, any notes thereto, schedules, and other financial or statistical information derived therefrom and included therein or omitted therefrom, including without limitation such financial or statistical information provided in an interactive data format using XBRL or any statements made in the exhibits thereto, as to which we express no opinion), when they were filed with the SEC, complied as to form in all material respects with the requirements of the Exchange Act.

We have not verified, are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Time of Sale Document or the Final Offering Memorandum, except as stated in paragraphs 14, 15 and 17 above. We have participated, however, in the preparation of the OM during the course of which preparation we examined various documents and other papers and participated in conferences with officers and representatives of the Company, Partnerships in Care Investments 1 Limited (“PiC”) and CRC Health Group, Inc. (“CRC”) and representatives of the Company’s, PiC’s and CRC’s independent registered public accounting firms, and your representatives and counsel, at which conferences the contents of the OM, including all documents filed under the Exchange Act and deemed incorporated by reference therein, were discussed, reviewed and revised. On the basis of the information that was developed in the course of our participation, considered in light of our understanding of applicable law and the experience we have gained through our practice, no facts have come to our attention that lead us to believe that the Time of Sale Document (including any document filed under the Exchange Act and deemed incorporated by reference therein) at the Applicable Time or that the Final Offering Memorandum (including any document filed under the Exchange Act and deemed incorporated by reference therein) as of its date and the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that in each case we do not make any statement as to the financial statements, any notes thereto, schedules and other financial or statistical information derived therefrom and included in or incorporated by reference into or omitted from the Time of Sale Document and the Final Offering Memorandum, including, without limitation, such financial or statistical information provided in an interactive data format using XBRL or any statements made in the exhibits thereto).

EXHIBIT A-2

FORM OF OPINION OF STEPHENSON HARWOOD

We can confirm that the statements contained in the section headed “U.K. Overview” beginning on page 17 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “Regulatory Overview”) are accurate insofar as they apply to Partnerships in Care Property 1 Limited and its UK subsidiaries.

We have not reviewed any documents other than the Regulatory Overview for the purposes of this Letter of Comfort and we express no opinion as to any agreement, instrument or other document other than as specified in this Letter of Comfort.

This Letter of Comfort is given only with respect to English, Welsh and Scottish law in force at the date of this Letter of Comfort and as applied by English, Welsh and Scottish courts. We give no opinion as to the laws of any other jurisdictions or the application of English, Welsh, Scottish or any other law by any other courts or on the enforceability of judgments of any other courts.

This Letter of Comfort is given only in relation to the content of the Regulatory Overview on the date of this Letter of Comfort and we do not assume any obligation to update this Letter of Comfort or to inform you of any changes to any of the facts or laws or other matters referred to in this Letter of Comfort.

EXHIBIT B

CERTIFICATE

OF THE

CHIEF FINANCIAL OFFICER

OF

ACADIA HEALTHCARE COMPANY, INC.

September [•], 2015

I, David Duckworth, Chief Financial Officer of Acadia Healthcare Company, Inc., a Delaware corporation (the “Company”), do hereby certify, pursuant to Section 7(b)(v) of the Purchase Agreement (the “Purchase Agreement”), dated of even date herewith, among the Company, the Guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Jefferies LLC, as representatives of the initial purchasers (the “Initial Purchasers”), relating to the issue and sale of $275,000,000 aggregate principal amount of 5.625% Senior Notes due 2023 (the “Notes”), as described in the Time of Sale Document and the Final Offering Memorandum (as such terms are defined in the Purchase Agreement), as follows:

1.	I am knowledgeable with respect to the internal accounting practices, policies, procedures and controls of the Company.

2.	I have supervised the compilation of and reviewed the financial information included or incorporated by reference in the Time of Sale Document and the Final Offering Memorandum as identified on Exhibit A attached hereto (the “Financial Information”).

3.	In my opinion, (a) the Financial Information has been properly derived from the books and records of the Company and its subsidiaries for the periods presented, (b) the Financial Information has been presented on the basis described in the Time of Sale Document and the Final Offering Memorandum and (c) the assumptions used in the preparation of the Financial Information are made on a reasonable basis and in good faith and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

This certificate is being furnished to the Initial Purchasers to assist them in conducting and documenting their investigation of the Company and its subsidiaries in connection with the offering of the Notes.

(Signature Page Follows)

NOW THEREFORE, the undersigned has executed and delivered this certificate on behalf of the Company as of the date first written above.

By:
	Name:	David M. Duckworth
	Title:	Chief Financial Officer